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                                                                   Exhibit 10.15

                                                            EXECUTION COPY

                               AMENDMENT NO. 3 TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

         AMENDMENT dated as of September 28, 1999 to the Credit Agreement dated as of December 19, 1997 (as amended and restated as of March 31, 1999 and as further amended prior to the date hereof, the "CREDIT AGREEMENT") among THE AES CORPORATION ("AES"), the BANKS party thereto, the FRONTING BANKS party thereto and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "AGENT").

                                WITNESSETH:

         WHEREAS, the parties hereto desire to amend the Credit Agreement as provided herein;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. DEFINED TERMS; REFERENCES. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "HEREOF", "HEREUNDER", "HEREIN" and "HEREBY" and each other similar reference and each reference to "THIS AGREEMENT" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

         SECTION 2. AMENDMENT TO DEFINITIONS. Section 1.01 of the Credit Agreement is hereby amended by:

               (a) deleting the definitions of "PERMITTED NEGATIVE PLEDGE" and "SPECIFIED REVOLVER DEBT" appearing therein; and

               (b) amending the definition of "PARENT OPERATING CASH FLOW" contained therein in by:

               (i) deleting the word "and" at the end of clause (2) thereof;

               (ii)replacing the period at the end of clause (3) thereof with "; and"; and

               (iii)adding a new clause (4) at the end thereof, to read in its entirety as follows:

                           "(4) no dividends, fees or payments made to the
                                       Borrowers with the proceeds of
                                 any amounts paid to AES or any of its
                                 Subsidiaries in connection with the
                                 $525,000,000 additional prepayment made by
                                 Connecticut Light & Power ("CL&P") pursuant

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                                 to the First Amendment to the Electricity
                                 Purchase Agreement between CL&P and AES Thames, Inc., or any amounts paid to AES or any of its Subsidiaries in connection with any monetization, sale or securitization of any right to receive any such prepayment, shall be included in Parent Operating Cash Flow, except to the extent that such proceeds (x) have been received by AES in cash in such period or an earlier period and (y) are included in Consolidated Net Income for such period.".

         SECTION 3. AMENDMENT TO DEBT COVENANT. Section 5.07 of the Credit Agreement is hereby amended by:

         (a) amending clause (ix) of Saection 5.07(a) thereof to read in its entirety as follows:

                           "(ix) surety bonds in respect of performance
                  obligations of AES and letters of credit, in an aggregate principal amount at any time outstanding not to exceed $400,000,000;"; and

         (b) amending sections 5.07(b) and 5.07(c) to read in their entirety as follows:

        "(b) AES shall not issue any Additional Permitted Subordinated Debt or Permitted Senior Unsecured Debt unless (i) both before and after giving effect to such issuance no Default shall have occurred and be continuing and
(ii) on a PRO FORMA basis after giving effect to such issuance and the application of the proceeds thereof (but without increasing or decreasing Parent Operating Cash Flow on account of acquisitions for periods prior to such acquisitions), AES would have been in compliance with Section 5.16 and (unless AES shall have received net cash proceeds of not less than $500,000,000 from the issuance, after September 1, 1999 and on or before the earlier of the date upon which such Additional Permitted Subordinated Debt or Permitted Senior Unsecured Debt, as applicable, is issued and December 31, 1999, of its common stock to Persons other than Subsidiaries or affiliates of
AES) 5.15 as of the last day of the fiscal quarter ended on, or most recently ended prior to, the date of such issuance (assuming for this purpose that (x) such Additional Permitted Subordinated Debt or Permitted Senior Unsecured Debt, as applicable, (and any other Debt or preferred stock of AES outstanding on the date of issuance of such Additional Permitted Subordinated Debt or Permitted Senior Unsecured Debt, as applicable, and issued after the first day of the period of four consecutive fiscal quarters ended on such last day) was issued and the proceeds applied on the first day of the period of four consecutive fiscal quarters ended on such last day and (y) all Debt and preferred stock of AES repaid or redeemed prior to or simultaneously with the issuance of such

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Additional Permitted Subordinated Debt or Permitted Senior Unsecured Debt, as
applicable, was repaid or redeemed on the day prior to the first day of such period).

         (c) In addition to the Debt permitted by subsections (a) and (b) above, AES shall be permitted to incur, assume, create and suffer to exist up to an aggregate principal amount, not to exceed the sum of (1) $600,000,000 PLUS (2)an amount equal to 50% of the aggregate net proceeds received by AES from issuances and sales (other than sales to AES or any of its Subsidiaries or Affiliates) of its common stock after September 1, 1999, of unsecured senior and/or subordinated Debt issued and sold by way of (i) a registered public offering,
(ii) an offering made to qualified institutional buyers pursuant to Rule 144A under the Securities Act and/or (iii) in the form of term loans from banks or other institutional lenders or investors, in each case having terms and provisions applicable to AES and its Subsidiaries that are no more restrictive in any material respect (including, without limitation, covenants and events of default) than those included in existing outstanding public Debt of AES or otherwise acceptable to the Required Banks (except that limitations on (I) the ability of Subsidiaries and Affiliates of AES to guarantee other senior Debt of AES, (II) the ability of AES to grant Liens on stock of Subsidiaries or intercompany advances to secure other senior Debt of AES or (III) the ability of Subsidiaries or Affiliates of AES to grant Liens on their assets (including stock of Subsidiaries and intercompany advances) to secure guarantees of other senior Debt of AES shall be permitted); PROVIDED that (A) both before and after giving effect to such issuance no Default shall have occurred and be continuing,
(B) on a PRO FORMA basis after giving effect to such issuance and the application of the proceeds thereof (but without increasing or decreasing Parent Operating Cash Flow on account of acquisitions for periods prior to such acquisitions) AES would have been in compliance with Section 5.16 and (unless AES shall have received net cash proceeds of not less than $500,000,000 from the issuance, after September 1, 1999 and on or before the earlier of the date upon which such Debt is issued and December 31, 1999 of its common stock to Persons other than Subsidiaries or affiliates of AES) 5.15 as of the last day of the fiscal quarter ended on, or most recently ended prior to, the date of such issuance (assuming for this purpose that (x) such Debt (and any other Debt or preferred stock of AES outstanding on the date of issuance of such Debt and issued after the first day of the period of four consecutive fiscal quarters ended on such last day) was issued and the proceeds applied on the first day of the period of four consecutive fiscal quarters ended on such last day and (y) all Debt and preferred stock of AES repaid or redeemed prior to or simultaneously with the issuance of such Debt was repaid or redeemed on the day prior to the first day of such period) and (C) such Debt (x) is not guaranteed by any Subsidiary or Affiliate of AES and (y) does not require any scheduled payment of principal prior to July 14, 2003.".

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         SECTION 4.  AMENDMENT TO NEGATIVE PLEDGE. Section 5.12(f) of the Credit
Agreement is hereby amended to read in its entirety as follows:

         "(f) any Lien arising out of the refinancing, extension, renewal or refunding of any Debt secured by any Lien permitted by any of the foregoing clauses or clause (l) of this Section; PROVIDED that such Debt is not increased and is not secured by any additional assets (other than, in the case of Debt permitted under Section 5.07(a)(v), Liens on assets of any Subsidiary permitted under such Section 5.07(a)(v) to be obligated on such Debt);".

         SECTION 5. CASH FLOW COVERAGE COVENANT. Section 5.15 of the Credit Agreement is hereby amended to read in its entirety as follows:

                           "SECTION 5.15. CASH FLOW COVERAGE. The Cash Flow
                  Coverage Ratio for any period of four consecutive fiscal quarters of AES ending after the date hereof (including any pro forma calculation under subsection (b) or (c) of Section
                  5.07 made by reference to such period) shall not be less than
                  (i) in the case of any period ending after December 31, 1998 and on or prior to March 31, 1999, 1.30 to 1.00, (ii) in the case of any period ending after March 31, 1999 and on or prior to September 30, 1999, 1.40 to 1.00, (iii) in the case of any period ending after September 30, 1999 and on or prior to September 30, 2000, 1.50 to 1.00 and (iv) in all other cases,
                  1.75 to 1.00."

         SECTION 6. CASH FLOW TO TOTAL DEBT RATIO COVENANT. Section 5.16 of the Credit Agreement is hereby amended to read in its entirety as follows:

                           "SECTION 5.16. CASH FLOW TO TOTAL DEBT RATIO. The
                  Cash Flow to Total Debt Ratio for any period ending on or after March 31, 1998 shall not be less than (i) 0.10 to 1.00 at any time on or prior to December 31, 1999, (ii) 0.105 to
                  1.00 at any time after December 31, 1999 and on or prior to March 31, 2000, (iii) 0.125 to 1.00 at any time after March 31, 2000 and on or prior to September 30, 2000 and (iv) 0.15 to 1.00 at any time thereafter."

         SECTION 7. REPRESENTATIONS OF BORROWER. AES represents and warrants that (i) the representations and warranties of AES set forth in Article 4 of the Credit Agreement will be true on and as of the Amendment Effective Date and (ii) no Default will have occurred and be continuing on such date.

         SECTION 8. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 9. COUNTERPARTS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 10. EFFECTIVENESS. This Amendment shall become effective on the

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date (the "AMENDMENT EFFECTIVE DATE") upon which:

         (a) the Agent shall have received from each of AES, each Guarantor, each Fronting Bank and the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof; and

         (b) the Agent shall have received, for the account of each Bank that shall have executed and delivered this Amendment to the Agent at or prior to 2:00 p.m. (New York City time) on September 28, 1999 (the "APPROVAL DEADLINE"), an amendment fee in an amount equal to (i) if such Bank shall have executed and delivered this Amendment to the Agent at or prior to 12:00 noon (New York City time) on September 21, 1999 ( the "EARLY APPROVAL TIME"), 0.20% and (ii) if such Bank shall have executed and delivered this Amendment after the Early Approval Time and at or prior to the Approval Deadline, 0.10%, in each case multiplied by the amount of such Bank's Commitment.

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                            THE AES CORPORATION

                                            By:
                                               --------------------------------
                                                  Name:
                                                  Title:

                                            MORGAN GUARANTY TRUST
                                                COMPANY OF NEW YORK

                                            By:
                                               --------------------------------
                                                  Name:
                                                  Title:

                                            NATIONSBANK, N.A.

                                            By:
                                               --------------------------------
                                                  Name:
                                                  Title:

                                            UNION BANK OF CALIFORNIA, N.A.

                                            By:
                                               --------------------------------
                                                  Name:
                                                  Title:

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                                            BARCLAYS BANK PLC

                                            By:
                                               --------------------------------
                                                  Name:
                                                  Title:

                                            AUSTRALIA AND NEW ZEALAND
                                               BANKING GROUP LIMITED

                                            By:
                                               --------------------------------
                                                  Name:
                                                  Title:

                                            THE BANK OF NOVA SCOTIA

                                            By:
                                               --------------------------------
                                                  Name:
                                                  Title:

                                            BANKBOSTON, N.A.

                                            By:
                                               --------------------------------
                                                  Name:
                                                  Title:

                                            DRESDNER BANK AG, NEW YORK
                                              AND GRAND CAYMAN BRANCHES

                                            By:
                                               --------------------------------
                                                  Name:
                                                  Title:

                                            By:
                                               --------------------------------
                                                  Name:
                                                  Title:

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                                            BANK ONE, N.A.(formerly known as THE
                                              FIRST NATIONAL BANK OF
                                              CHICAGO)

                                            By:
                                               --------------------------------
                                                  Name:
                                                  Title:

                                            THE INDUSTRIAL BANK OF JAPAN,
                                               LIMITED, NEW YORK BRANCH

                                            By:
                                               --------------------------------
                                                  Name:
                                                  Title:

                                            TORONTO DOMINION (TEXAS), INC.

                                            By:
                                               --------------------------------
                                                  Name:
                                                  Title:

                                            SOCIETE GENERALE

                                            By:
                                               --------------------------------
                                                  Name:
                                                  Title:

                                            CREDIT LYONNAIS NEW YORK
                                               BRANCH

                                            By:
                                               --------------------------------
                                                  Name:
                                                  Title:

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                                            BAYERISCHE HYPO- UND
                                               VEREINSBANK AG,
                                               NEW YORK BRANCH

                                            By:
                                               --------------------------------
                                                  Name:
                                                  Title:

                                            By:
                                               --------------------------------
                                                  Name:
                                                  Title:

                                            BANQUE NATIONALE DE PARIS

                                            By:
                                               --------------------------------
                                                  Name:
                                                  Title:

                                            CIBC INC.

                                            By:
                                               --------------------------------
                                                  Name:
                                                  Title:

                                            COMMERZBANK AG, NEW YORK
                                               BRANCH

                                            By:
                                               --------------------------------
                                                  Name:
                                                  Title:

                                            By:
                                               --------------------------------
                                                  Name:
                                                  Title:

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                                            WESTDEUTSCHE LANDESBANK
                                               GIROZENTRALE

                                            By:
                                               --------------------------------
                                                  Name:
                                                  Title:

                                            By:
                                               --------------------------------
                                                  Name:
                                                  Title:



                                            CREDIT LOCAL DE FRANCE, NEW
                                               YORK AGENCY

                                            By:
                                               --------------------------------
                                                  Name:
                                                  Title:

                                            By:
                                               --------------------------------
                                                  Name:
                                                  Title:

                                            FIRST HAWAIIAN BANK

                                            By:
                                               --------------------------------
                                                  Name:
                                                  Title:

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                                            RIGGS BANK N.A.

                                            By:
                                               --------------------------------
                                                  Name:
                                                  Title:

                                            THE SANWA BANK, LIMITED
                                               NEW YORK BRANCH

                                            By:
                                               --------------------------------
                                                  Name:
                                                  Title:



                                            SUNTRUST BANK, CENTRAL
                                               FLORIDA, N.A.

                                            By:
                                               --------------------------------
                                                  Name:
                                                  Title:

                                            ARAB BANK PLC

                                            By:
                                               --------------------------------
                                                  Name:
                                                  Title:

                                            BARCLAYS BANK PLC, as Fronting Bank

                                            By:
                                               --------------------------------
                                                  Name:
                                                  Title:

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                                            UNION BANK OF CALIFORNIA, N.A.,
                                            as Fronting Bank

                                            By:
                                               --------------------------------
                                                  Name:
                                                  Title:

                                            NATIONSBANK, N.A., as Fronting Bank

                                            By:
                                               --------------------------------
                                                  Name:
                                                  Title:

                                            AUSTRALIA AND NEW ZEALAND
                                            BANKING GROUP LIMITED, as Fronting
                                            Bank

                                            By:
                                               --------------------------------
                                                  Name:
                                                  Title:

                                            MORGAN GUARANTY TRUST
                                            COMPANY OF NEW YORK, as Fronting
                                            Bank

                                            By:
                                               --------------------------------
                                                  Name:
                                                  Title:

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                                            MORGAN GUARANTY TRUST
                                               COMPANY OF NEW YORK, as Agent

                                            By:
                                               --------------------------------
                                                  Name:
                                                  Title:

The undersigned Guarantors hereby
consent to the foregoing Amendment
No. 3 to Amended and Restated
Credit Agreement:

AES HAWAII MANAGEMENT
   COMPANY, INC.

By:
   ----------------------------------
       Name:
       Title:

AES OKLAHOMA MANAGEMENT
   CO., INC.

By:
   ----------------------------------
       Name:
       Title:

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